Exhibit 99.5

Subject: Horizon Therapeutics to be Acquired by Amgen

Good morning,

Today we announced that Horizon has entered into an agreement to be acquired by Amgen for $116.50 per share in cash, or approximately $28 billion. This represents a 48 percent premium to Horizon’s closing price of $78.76 on November 29, 2022 (being the last day before Horizon’s issuance of an announcement of a possible offer under Rule 2.4 of the Irish Takeover Rules). The acquisition of Horizon by Amgen would represent the third-largest all-cash transaction in the pharmaceutical sector.

This has been an incredible journey for Horizon. We have built one of the most respected and fastest growing biotechnology companies in the industry from the ground up – from a handful of employees and one medicine in development to more than 2,000 employees, 12 marketed medicines and a promising development pipeline – in a little more than a decade.

We believe Amgen has the broadened global scale to further maximize the growth potential of Horizon’s marketed medicines. In addition, we believe the combined companies’ long-term R&D discovery and development efforts can be enhanced by leveraging Amgen’s R&D capabilities to rapidly advance the pipeline to find more therapies for patients who are underserved.

We expect the transaction to close in the first half of 2023, subject to regulatory approvals, shareholder approvals and other customary closing conditions.

The announcement can be found on our website here: [link].

Best,

Tina

Tina Ventura

Senior Vice President, Investor Relations

o +1.224.383.3344

tventura@horizontherapeutics.com

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horizontherapeutics.com

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The Acquisition will be implemented by means of an Irish High Court-sanctioned scheme of arrangement on the terms provided in the Scheme Document (or, if the Acquisition is implemented by way of a takeover offer, the applicable takeover offer document), which will contain the full terms and conditions of the Acquisition, including details of how Horizon shareholders may vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in the Scheme Document (or if the Acquisition is implemented by way of a takeover offer, the applicable takeover offer document).

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Acquisition, Horizon will file with the SEC a preliminary and definitive Proxy Statement (which will include the Scheme Document). The definitive Proxy Statement will be mailed to Horizon shareholders as of the record date to be established for voting at the Horizon shareholder meetings to approve the Acquisition. BEFORE MAKING ANY VOTING DECISION, HOLDERS OF HORIZON SHARES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, THE PARTIES TO THE SCHEME AND RELATED MATTERS.

Any vote in respect of the resolutions to be proposed at the Horizon shareholder meetings to approve the Acquisition, the Scheme or related matters, or other responses in relation to the Acquisition, should be made only on the basis of the information contained in the definitive Proxy Statement (including the Scheme Document).

The preliminary and definitive Proxy Statements, if and when filed, as well as Horizon’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Horizon’s website at https://ir.horizontherapeutics.com/financial-information/sec-filings. Horizon shareholders and investors will also be able to obtain, without charge, a copy of the preliminary and definitive Proxy Statements (including the Scheme Document) and other relevant documents (when available) by directing a written request to Horizon Therapeutics plc, Attn: Investor Relations, 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, or by contacting Tina Ventura, Investor Relations, via email at ir@horizontherapeutics.com.

PARTICIPANTS IN THE SOLICITATION

Horizon and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Horizon shareholders in connection with the Acquisition and any other matters to be voted on at the Horizon shareholder meetings. Information about the directors and executive officers of Horizon, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Horizon’s definitive Proxy Statement on Schedule 14A for its 2022 annual general meeting of shareholders, dated and filed with the SEC on March 17, 2022. Other information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Horizon shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the preliminary and definitive Proxy Statements (which will contain the Scheme Document) and other relevant materials to be filed with the SEC in connection with the Acquisition. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Horizon’s future prospects, developments and business strategies, and the Acquisition. Such forward-looking statements include, but are not limited to, statements relating to the Acquisition involving Amgen and Horizon, Horizon’s current expectations and estimates about the expected effects and anticipated benefits of the Acquisition, including Amgen’s ability to further diversify its commercial portfolio and expand its pipeline to reinforce continued long-term growth, Amgen’s broadened global scale to further maximize the growth potential of Horizon’s marketed medicines, the combined companies’ long-term R&D discovery and development efforts, and Amgen’s R&D capabilities to rapidly advance the pipeline to find more therapies for patients who are underserved, and the date of closing of the Acquisition, including the parties’ ability to satisfy the conditions to the consummation of the Acquisition and the other conditions set forth in the Transaction Agreement. Horizon’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the Acquisition in a timely manner or at all; the satisfaction (or waiver) of conditions to the consummation of the Acquisition, including with respect to the approval of Horizon shareholders and required regulatory approvals; potential delays in consummating the Acquisition; the ability of Horizon to timely and successfully achieve the anticipated benefits of the Acquisition; the impact of health pandemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto, the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Transaction Agreement; the effect of the announcement or pendency of the Acquisition on Horizon’s business relationships, operating results and business generally; costs related to the Acquisition; and the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the Transaction Agreement or the Acquisition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Horizon’s most recent filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Horizon’s website at https://ir.horizontherapeutics.com/financial-information/sec-filings. The forward-looking statements set out in this communication are made only as of the date hereof. Horizon assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

RESPONSIBILITY STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Horizon accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS OF THE IRISH TAKEOVER RULES

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Horizon (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’), that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Horizon during the ‘offer period,’ by not later than 3:30 p.m. (E.T.) on the ‘business day’ following the date of the relevant transaction.

If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Horizon, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

A disclosure table, giving details of the companies in whose ‘relevant securities’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests’ in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a ‘dealing’ under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

ADDITIONAL INFORMATION

Certain capitalised words used in this communication and not herein defined have the meanings given to such words in the Rule 2.7 Announcement dated December 12, 2022 issued by Horizon and Amgen (the “Rule 2.7 Announcement”). The bases and sources set out in the Rule 2.7 Announcement have been used in this communication, unless otherwise stated or the context otherwise requires.

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of this communication will be available on Horizon’s website at www.horizontherapeutics.com by no later than 12 noon (E.T.) on the business day following this communication. Neither the content of such website nor the content of any other website accessible from hyperlinks on such website are incorporated into, or form part of, this communication.

The release, publication or distribution of this communication in, into, or from, certain jurisdictions other than Ireland may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this communication are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this communication (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland who are not resident in Ireland will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

No statement in this communication is intended to constitute a profit forecast or a quantified financial benefit statement for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Horizon or Amgen. No statement in this communication constitutes an asset valuation.